UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2014

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “the Company,” “we,” “us” and “our” refer to Senior Housing Properties Trust and its applicable consolidated subsidiaries, unless the context otherwise requires.

Item 1.01.  Entry into a Material Definitive Agreement.

On December 22, 2014, we entered into an agreement, or the Purchase Agreement, to acquire 38 senior living facilities from CNL Lifestyle Properties, Inc. and certain of its subsidiaries, or CNL Lifestyle Properties, for an aggregate purchase price of approximately $790 million, including assumed debt but excluding closing costs.  These facilities include an aggregate of 3,466 living units, comprised of 826 independent living units, 1,860 assisted living units, 744 memory care units and 36 skilled nursing facility units.  Of the 38 facilities, 18 are leased to six unrelated third parties pursuant to triple net leases and 20 are managed by six unrelated third party managers for the account of CNL Lifestyle Properties, including one manager who also leases one of the 18 leased facilities.  We intend to meet with the managers of these communities in the coming weeks to discuss plans for our ownership of these communities.  These 20 communities are subject to agreements that are terminable upon the occurrence of certain conditions.

The Purchase Agreement contains certain closing conditions, and we can provide no assurance that all those conditions, some of which are beyond our control, will be satisfied.  We currently expect to complete our acquisition of these facilities during the second quarter of 2015.  However, the closing could be delayed or may not occur at all, and we can provide no assurance that the terms of the acquisition will not change.

We currently expect to assume an aggregate of approximately $153 million of debt secured by mortgages on certain of the senior living facilities we have agreed to acquire at an average interest rate of 4.8% per annum.  Simultaneous with entering the agreement to acquire these properties, we received a bridge loan commitment for up to $700 million from Wells Fargo Bank, N.A. and Citigroup Global Markets Inc.  In addition to the bridge loan, we maintain a $750 million unsecured revolving credit facility that is currently substantially undrawn.  On a longer term basis, we expect to finance this acquisition with an appropriate mix of equity and debt capital, depending on the cost of such financings and future market conditions.

The foregoing description of the Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Certain of the representations and warranties in the Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties.  Accordingly, the representations and warranties in the Purchase Agreement are not necessarily characterizations of the actual state of facts about us, CNL Lifestyle Properties or the senior living facilities at the time they were made or otherwise.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•               THIS CURRENT REPORT ON FORM 8-K STATES THAT WE CURRENTLY EXPECT TO COMPLETE THE ACQUISITION OF THE 38 SENIOR LIVING FACILITIES DURING THE SECOND QUARTER OF 2015.  THIS ACQUISITION IS SUBJECT TO VARIOUS CLOSING CONDITIONS.  THESE CONDITIONS MAY NOT BE SATISFIED AND THE ACQUISITION MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE.

•               THIS CURRENT REPORT STATES THAT WE CURRENTLY EXPECT TO ASSUME APPROXIMATELY $153 MILLION OF MORTGAGE DEBT ON CERTAIN OF THE SENIOR LIVING COMMUNITIES TO BE ACQUIRED. OUR ASSUMPTION OF THE $153 MILLION OF MORTGAGES WILL REQUIRE THE APPROVAL OF THE MORTGAGEES WHICH MAY NOT BE OBTAINED.

•               THIS CURRENT REPORT STATES THAT WE HAVE RECEIVED A BRIDGE LOAN COMMITMENT FOR UP TO $700 MILLION AND THAT WE HAVE A $750 MILLION UNSECURED REVOLVING CREDIT FACILITY WHICH IS CURRENTLY SUBSTANTIALLY UNDRAWN.  BOTH THE COMMITMENT FOR THE BRIDGE LOAN AND THE TERMS OF OUR EXISTING UNSECURED REVOLVING CREDIT FACILITY ARE SUBJECT TO VARIOUS CONDITIONS AND THERE CAN BE NO ASSURANCE THAT ALL THE CONDITIONS WILL BE SATISFIED OR THAT THE BRIDGE LOAN AND UNSECURED CREDIT FACILITY WILL BE AVAILABLE TO US TIMELY OR AT ALL.  IF THE BRIDGE LOAN AND/OR UNSECURED CREDIT FACILITY ARE NOT AVAILABLE TO US FOR ANY REASON, WE MAY BE FORCED TO OBTAIN ALTERNATE FINANCING WHICH MAY BE ON TERMS AND CONDITIONS THAT ARE LESS FAVORABLE TO US THAN THOSE UNDER THE BRIDGE LOAN AND/OR THE UNSECURED CREDIT FACILITY.

•               THIS CURRENT REPORT STATES THAT WE EXPECT TO LONG TERM FINANCE THE ACQUISITION OF THE 38 SENIOR LIVING COMMUNITIES WITH AN APPROPRIATE MIX OF EQUITY AND DEBT CAPITAL. THE ACTUAL MIX OF ANY EQUITY AND DEBT FINANCING WILL DEPEND ON THE AVAILABILITY AND COST OF SUCH FINANCING, AND FOR THIS REASON, OR IN OUR DISCRETION, THE FINAL MIX OF FINANCING MAY BE DIFFERENT FROM CURRENT EXPECTATIONS.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 7.01.  Regulation FD Disclosure.

On December 23, 2014, we issued a press release announcing that we had entered into the Purchase Agreement.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

2.1                            Purchase and Sale Agreement and Joint Escrow Instructions, dated as of December 22, 2014, among CNL Lifestyle Properties, Inc. and certain of its subsidiaries identified therein, as Sellers, and Senior Housing Properties Trust.*

99.1                    Press Release dated December 23, 2014.

*                Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

	By:	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Treasurer and Chief Financial Officer

Dated: December 23, 2014